                             SEMIANNUAL REPORT
                             MARCH 31, 2002

PRUDENTIAL
SMALL COMPANY FUND, INC.


                             FUND TYPE
                             Small-capitalization stock

                             OBJECTIVE
                             Capital growth



                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.
                                           (LOGO)

Prudential Small Company Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Small Company Fund, Inc. (the
Fund) invests in stocks of small companies located mostly in the United States. We consider companies small if their total market value is less than the largest total market value of any company in the Standard & Poor's
SmallCap 600 Index (S&P 600 Index)--$3.2 billion on March 31, 2002. The gap between the return on small companies and that on large companies can be substantial in either direction in any year. That is why investors are often advised to own both for diversification. We focus on stocks that we believe have above-average prospects for earnings growth, but which also can be purchased at below-average multiples of their earnings or at discounts to their intrinsic values. This approach is often referred to as GARP, or "growth at a reasonable price." There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
net assets as of 3/31/02
20.7% Industrials
17.0  Consumer Discretionary
15.0  Information Technology
14.6  Financials
11.4  Healthcare
 6.9  Energy
 3.7  Consumer Staples
 2.9  Telecommunication Services
 2.6  Materials
 0.4  Utility
 4.8  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 3/31/02
1.6% Pride International, Inc.
     Energy Equipment & Services

1.6  Pentair, Inc.
     Industrial Conglomerates
1.6  Omnicare, Inc.
     Healthcare Providers & Services

1.5  Fisher Scientific International, Inc.
     Electronic Equipment & Instruments

1.5  Speedway Motorsports, Inc.
     Hotels, Restaurants, & Leisure

1.4  Big Lots, Inc.
     Multiline Retail

1.4  Apogent Technologies, Inc.
     Healthcare Equipment & Supplies

1.4  Corporate Executive Board Co.
     Commercial Services & Supplies

1.4  Renal Care Group, Inc.
     Healthcare Providers & Services

1.4  Stillwater Mining Co.
     Metals & Mining

Holdings are subject to change.

    www.prudential.com  (800) 225-1852

Semiannual Report  March 31, 2002

Cumulative Total Returns1  As of 3/31/02

                                 Six Months   One Year   Five Years  Ten Years  Since Inception2
Class A                            27.02%      25.75%      42.12%     186.55%       302.03%
Class B                            26.54       24.89       36.95      165.76        824.75
Class C                            26.54       24.89       36.95        N/A         113.00
Class Z                            27.08       26.02       44.08        N/A         77.25
Lipper Small-Cap Core Funds Avg.3  25.95       19.59       83.20      221.02         ***
Russell 2000 Index4                25.91       13.98       57.59      187.50         ****
S&P SmallCap 600 Index5            29.11       21.96       87.93      258.81         *****

Average Annual Total Returns1  As of 3/31/02

                                              One Year   Five Years  Ten Years  Since Inception2
Class A                                        19.46%       6.19%      10.53%        11.62%
Class B                                        19.89        6.34       10.27         10.96
Class C                                        22.65        6.28        N/A          10.22
Class Z                                        26.02        7.58        N/A          9.87

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%
and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 1/22/90; Class B,
11/13/80; Class C, 8/1/94; and Class Z, 3/1/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, ten-year, and since inception periods in the Lipper
Small-Cap Core Funds category. Funds in the Lipper
Small-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500
Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index.

4 The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 8% of their aggregate market value.

5 The Standard & Poor's SmallCap 600 Index (S&P
600 Index) is an unmanaged capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed.

Investors cannot invest directly in an index.
The returns for the Lipper Average, Russell
2000 Index, and S&P 600 Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 351.21% for Class A, 988.51% for Class B, 166.01% for
Class C, and 107.23% for Class Z, based on all funds in each share class.

****The Russell 2000 Index Since Inception returns are 298.21% for Class A, 954.77% for Class B, 130.94% for Class C, and 69.01% for
Class Z.

*****The S&P 600 Index Since Inception returns are 378.26% for Class A, 593.13% for Class B,
190.03% for Class C, and 108.05% for Class Z.
The S&P 600 Index began 2/29/84, therefore the return for Class B shares represents an inception return from that time till present (3/31/02).

(LOGO)                        May 15, 2002

DEAR SHAREHOLDER,
In recent months, the investing environment in the United States may well have taken a historic change for the better. On December 2, 2001, Enron Corporation, an energy-trading firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosures in corporate financial reports, an emphasis on stronger corporate balance sheets
(less reliance on debt and complex financing arrangements), and a generally more critical view of ambitious profit projections. We believe that the underlying framework for investing was generally sound. These changes will strengthen it further.

In the following pages, the Fund's investment adviser reports on its return over this semiannual period.

Sincerely,

David R. Odenath, Jr., President
Prudential Small Company Fund, Inc.

Prudential Small Company Fund, Inc.

Semiannual Report  March 31, 2002

INVESTMENT ADVISER'S REPORT

A BUOYANT FOURTH QUARTER FOR 2001
Although investor enthusiasm in the fourth quarter of 2001 produced a very strong net market return for stocks in general over the Fund's six-month reporting period ended March
31, 2002, small-cap stocks were particularly strong performers. In part, this was because small-cap stocks still were significantly cheaper than large caps in comparison to the firms' revenues, earnings, and book values. Also, small-cap companies, which historically have tended to outperform large caps in the early stages of an economic recovery, were expected to benefit from the strong economic stimulus being applied to the U.S. economy. Thus, in anticipation of small-cap companies' improved profitability and due to their stocks' low share prices, investors favored small-cap companies.
The Lipper Small-Cap Core Funds Average was 25.95%, while the Class A shares of the Fund returned slightly more, 27.02% (20.67% to those paying the maximum one-time Class A share sales charge).

Most of the Fund's gain can be attributed to four broad themes: the sustained high pace of consumer spending; the relative steadiness of many business services through the economic cycle; the rebound of some technology stocks from exceedingly low prices; and the gains in industrial stocks as investors anticipated the resumption of economic growth. The strengths were partially offset by the Fund's focus on the poor-performing wireless telecommunication services industry. However, that focus on the wireless industry was not typical of the Fund's diversified portfolio.

By and large, the Fund's holdings were well
diversified across sectors and industries. The
strength of its performance came from our stock
selection discipline within industries, not
from focusing on particular sectors. We look
for a favorable balance of risk and reward--
either strong companies at a reasonable price
or somewhat more exposed companies at an
especially good price. Gains were broadly
distributed because good investment
opportunities were somewhat thinly spread over
many industries and sectors.
                                          3

Prudential Small Company Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings                 As of 3/31/02
--------------------------------------------------------------
1.6%  Pride International, Inc./Energy Equipment & Services
      Pride International, one of the world's largest oil and gas drilling contractors, is the result of the merger of Maine Drilling and Pride
      International. It specializes in offshore services, including ultra-deep water drillships. With increased heft in a consolidating industry, it has more pricing power than its components had formerly. Oil drilling stocks fell sharply when energy commodity prices were low; we expect them to recover because of fears about future supplies.

1.6%  Pentair, Inc./Industrial Conglomerates
      Pentair is a conglomerate, 40% of whose sales are tools marketed under brand names such as Delta and Porter-Cable. It also makes housings and accessories for electronic devices and water-moving equipment such as pumps and valves. We have held it for several years as the share price rose, and have locked in some of our profits.

1.6%  Omnicare, Inc./Healthcare Providers & Services
      Omnicare has more than half of the market for distributing drugs to nursing homes and assisted living facilities. The stock became cheap when low government reimbursement rates were threatening its clients' profitability;
      reimbursement rates are now higher. Omnicare benefits from the economies of scale in the distribution business and from large barriers to entry because a distributor needs an extensive supply system. Moreover, it is not dependent upon any single drug manufacturer.

1.5%  Fisher Scientific International, Inc./Electronic
      Equipment & Instruments
      Fisher distributes scientific and healthcare equipment and supplies. A large part of its business is in consumables such as chemicals, drug packaging, and testing kits. This business is largely independent of the economic cycle.
      Fisher has used its large cash flow
      to broaden its product line by a series of acquisitions.

1.5%  Speedway Motorsports, Inc./Hotels, Restaurants, & Leisure
      Speedway owns six stockcar racetracks, on which NASCAR and other racing league competitions are held. Stockcar racing is among the most popular spectator sports in the United States, and its audience is increasing. An alliance with the Fox Network enhanced its popularity and is escalating its prices. Speedway has good free cash flow, which it is using to pay down debt.
      Most of its expenses are fixed; incremental revenue is largely profit.

      Holdings are subject to change.
4
     www.prudential.com  (800) 225-1852

Semiannual Report  March 31, 2002

INVESTORS GRAVITATED TOWARD THE MONEY
Throughout the past economic downturn, consumers continued to spend freely, and investors bought stocks in companies that would profit from this trend. One group was specialty retailers, which included companies such as Pier 1 Imports and Abercrombie & Fitch. Another was manufacturers of household goods, which included Furniture Brands
International. The Fund's holdings in these industries, and these stocks in particular, were significant contributors to its performance.

The Fund's media and entertainment holdings also performed particularly well. The strongest of these was IMAX, a long-term holding that was among the Fund's largest a year ago. IMAX makes large-screen theater systems. During our last reporting period, IMAX shares dropped deeply because overbuilding in the U.S. theater industry drove many chains into bankruptcy. As a result, theater chains had less capital for building new IMAX screens. However, the theater business began to recover during this reporting period. Moreover, there are several attractive releases in the pipeline. Disney is now adapting its "Beauty and the Beast" for IMAX, and plans to produce more large-screen films. A re-release of the film "Apollo 13" in large-screen format is also under way. IMAX's share price made a strong recovery because investors expect increased sales of its systems.

Other media and entertainment stocks in the portfolio that had good returns over this period included Entravision Communications,
Getty Images, and Speedway Motorsports (see
Comments on Largest Holdings).

SERVICES ARE RELATIVELY NONCYCLICAL
Many economic slowdowns, like the one just
past, are caused by an accumulation of
inventories. In an overheated expansion,
companies build inventory in order to protect
themselves from shortages. Then when demand
slows, they stop buying until inventories are
depleted. This inventory cycle doesn't happen
in service industries where revenues are
relatively steady. During a recession,
investors tend to move toward such noncyclical
stocks.
                                5

Prudential Small Company Fund, Inc.

Semiannual Report  March 31, 2002

The largest single contribution to the Fund's return came from NCO Group, a call-center outsourcing firm that manages accounts receivable and customer service for a variety of clients. It has a diversified customer base, and is a beneficiary of the trend toward outsourcing noncore business functions. Both sales and profits grew at double-digit rates in 2001, while the number of employees fell. The stock more than doubled over the reporting period. Pegasus Solutions, which provides reservation processing services for the hospitality industry, had an even larger gain, but its contribution to return was somewhat less because the Fund had a smaller position.
The Fund had gains--often substantial increases in share price--on smaller positions in many other business service firms, including Watson
Wyatt Holdings, Resources Connection, and Waste
Connections.

OUR BEST TECHNOLOGY HOLDINGS WERE BOUGHT CHEAPLY
Throughout the year, and particularly last summer, we found and purchased what we believed were compelling investment opportunities in the technology sector despite the overall lackluster environment for this sector. Many companies were selling for about the value of their assets, with no allowance for their ongoing businesses or for growth. These underpriced shares had a powerful rally during this reporting period. The software company
Network Associates was among the largest contributors to the Fund's return, but we also had significant contributions from other software companies, including Micromuse and MRO
Software. Technology consultants, like other service firms, benefit because they don't have inventory problems. For example, the Fund's investment in Documentum, whose software and related services allow content management over computer networks and the Internet, more than tripled over this period.

The semiconductor group was different because it was particularly vulnerable to the inventory cycle. It was among the first industries to fall, and now it is beginning to lead the technology recovery. The Fund's Oak Technology position, which rose more than 90% over the six months, made a particularly large contribution.

      www.prudential.com  (800) 225-1852

INVESTORS POSITIONED THEMSELVES FOR RECOVERY
Investors tend to look more closely at
industrials in the early stages of an economic recovery, when their profits are likely to surge. Small-cap industrial companies are generally little known, so they offer more attractive value opportunities. Although our holdings in the machinery industry tended to be less cyclical than comparable large-cap stocks, they were priced inexpensively relative to their earning power.
They included Pentair (see Comments on Largest
Holdings), Flowserve, Maverick Tube, Graco, and
CLARCOR. In the aggregate, machinery companies made a substantial contribution to the Fund's return.

ENERGY COMPANIES BEGAN TO LOOK UP
Given the improving global economy, it began to look as though demand for oil and gas would rise while Middle Eastern supplies were uncertain. This was a positive scenario for oil service stocks, which rose. The Fund's largest position at period-end was Pride International
(see Comments on Largest Holdings), which also was among the larger contributors to its return. Other holdings in the sector made smaller positive contributions.

WIRELESS TELECOMMUNICATIONS HASN'T RECOVERED YET
We continue to like the long-term prospects of the wireless telecommunications industry, although our holdings were affected by the economic slowdown. Some companies recently reported slowing subscriber growth and new subscribers who spend less than the old customers. Moreover, our rural cellular service holdings (Western Wireless and Rural Cellular) have been benefiting from high roaming revenues, but these fees are declining.
Wireless stocks continued to drop sharply, including Western Wireless (the Fund's largest holding at the beginning of this reporting period), Rural Cellular, AirGate PCS,
Ubiquitel, and others. In the aggregate, they substantially detracted from the Fund's return.

Although we are concerned about the recent poor results announced by many wireless companies, we think the share prices have dropped to levels that represent compelling values. We believe that, eventually, wireless usage

Prudential Small Company Fund, Inc.

Semiannual Report  March 31, 2002

in the United States will approach the much higher rates achieved in Europe and Asia.
Moreover, there are currently too many
companies competing, given the limited capacity of the portion of the broadcast band allotted to wireless, but we expect consolidation in the industry later this year to lift the values of all firms in the industry. We have consolidated our exposure, selling our position in Rural
Cellular and adding to our positions in Western
Wireless and AirGate PCS.

LOOKING AHEAD
We remain balanced between investments in stocks that are relatively insulated from the economic slowdown and cyclical stocks.
We expect to underweight the technology sector because the rewards there are generally insufficient to compensate for the above-average likelihood that earnings will recover very slowly.

We continue to believe that small caps offer superior appreciation potential compared with large caps because their growth prospects are better and their valuations (the relation of share price to profitability and book value) are more reasonable. Small caps have historically outperformed large caps when the economy emerges from recession. They tend to benefit more than large caps from lower interest rates, and are hurt less by the impact of a strong U.S. dollar.

Prudential Small Company Fund Management Team

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.2%
Common Stocks  95.2%
-------------------------------------------------------------------------------------
Aerospace & Defense  1.7%
     173,900   Armor Holdings, Inc.(a)                                $    4,712,690
     468,700   BE Aerospace, Inc.(a)                                       4,654,191
      46,700   Integrated Defense Technologies, Inc.(a)                    1,295,925
                                                                      --------------
                                                                          10,662,806
-------------------------------------------------------------------------------------
Airlines  0.5%
     129,200   SkyWest, Inc.                                               3,220,956
-------------------------------------------------------------------------------------
Auto Components  0.7%
     311,700   Tower Automotive, Inc.(a)                                   4,360,683
-------------------------------------------------------------------------------------
Banks  3.5%
     208,900   Banknorth Group, Inc.                                       5,504,515
     108,600   Community First Bankshares, Inc.                            2,808,396
     223,900   Silicon Valley Bancshares(a)                                6,772,975
     128,900   Southwest Bancorporation of Texas, Inc.(a)                  4,297,526
      55,600   UCBH Holdings, Inc.                                         2,000,488
                                                                      --------------
                                                                          21,383,900
-------------------------------------------------------------------------------------
Beverages  0.5%
     164,300   Cott Corp.(a)                                               3,103,627
-------------------------------------------------------------------------------------
Biotechnology  0.2%
     108,000   BioMarin Pharmaceutical, Inc.(a)                            1,130,760
-------------------------------------------------------------------------------------
Chemicals  1.2%
      66,000   Cambrex Corp.                                               2,778,600
     364,500   Crompton Corp.                                              4,501,575
                                                                      --------------
                                                                           7,280,175
-------------------------------------------------------------------------------------
Commercial Services & Supplies  11.5%
     200,400   Alliance Data Systems Corp.(a)                              5,038,056
     187,300   Bright Horizons Family Solutions, Inc.(a)                   5,519,918
     229,700   Corporate Executive Board Co.(a)                            8,616,277
     155,500   Education Management Corp.(a)                               6,557,435

    See Notes to Financial Statements                                      9

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     277,900   Exult, Inc.(a)                                         $    3,031,889
     118,800   Iron Mountain, Inc.(a)                                      3,768,336
     296,100   NCO Group, Inc.(a)                                          8,219,736
     150,500   NDCHealth Corp.                                             5,476,695
     452,800   Pegasus Solutions, Inc.(a)                                  8,376,800
     164,700   Waste Connections, Inc.(a)                                  5,519,097
     269,700   Watson Wyatt & Co. Holdings(a)                              7,376,295
     110,200   West Corp.(a)                                               3,486,728
                                                                      --------------
                                                                          70,987,262
-------------------------------------------------------------------------------------
Communications Equipment  2.5%
     111,000   Advanced Fibre Communications, Inc.(a)                      2,130,090
     300,300   CommScope, Inc.(a)                                          5,225,220
     314,400   PC-Tel, Inc.(a)                                             2,719,560
     549,950   REMEC, Inc.(a)                                              5,087,038
                                                                      --------------
                                                                          15,161,908
-------------------------------------------------------------------------------------
Diversified Financials  3.7%
     214,700   Allied Capital Corp.                                        5,904,250
     191,100   Eaton Vance Corp.                                           7,634,445
     244,600   Gladstone Capital Corp.                                     4,353,880
     161,200   W.P. Stewart & Co. Ltd.                                     4,787,640
                                                                      --------------
                                                                          22,680,215
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  0.6%
      91,500   Commonwealth Telephone Enterprises, Inc.(a)                 3,499,875
-------------------------------------------------------------------------------------
Electrical Utilities  0.5%
     185,600   El Paso Electric Co.(a)                                     2,904,640
-------------------------------------------------------------------------------------
Electrical Equipment  0.9%
     236,900   Belden, Inc.                                                5,645,327
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.5%
     330,300   Fisher Scientific International, Inc.(a)                    9,281,430
     611,900   Pemstar, Inc.(a)                                            5,874,240
     217,000   Three-Five Systems, Inc.(a)                                 3,215,940
     323,900   TTM Technologies, Inc.(a)                                   3,209,849
                                                                      --------------
                                                                          21,581,459

    10                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Energy Equipment & Services  4.6%
     260,200   Hanover Compressor Co.(a)                              $    4,680,998
     168,100   Hydril Co.(a)                                               4,096,597
     332,200   Maverick Tube Corp.(a)                                      5,421,504
     147,000   Patterson-UTI Energy, Inc.(a)                               4,371,780
     612,000   Pride International, Inc.(a)                                9,730,800
                                                                      --------------
                                                                          28,301,679
-------------------------------------------------------------------------------------
Food & Drug Retailing  2.2%
     211,933   SUPERVALU, Inc.                                             5,467,871
     194,000   United Natural Foods, Inc.(a)                               4,832,540
      70,500   Whole Foods Market, Inc.(a)                                 3,221,145
                                                                      --------------
                                                                          13,521,556
-------------------------------------------------------------------------------------
Food Products  1.0%
      56,800   Dean Foods Co.(a)                                           4,300,896
      44,500   Dreyer's Grand Ice Cream, Inc.                              1,832,955
                                                                      --------------
                                                                           6,133,851
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  5.5%
     344,200   Align Technology, Inc.(a)                                   1,824,260
     353,300   Apogent Technologies, Inc.(a)                               8,719,444
     183,750   DENTSPLY International, Inc.                                6,809,775
     377,200   DJ Orthopedics, Inc.(a)                                     3,017,600
     428,900   Endocare, Inc.(a)                                           8,453,619
     319,600   Intuitive Surgical, Inc.(a)                                 3,004,240
     175,900   MedSource Technologies, Inc.(a)                             2,279,664
                                                                      --------------
                                                                          34,108,602
-------------------------------------------------------------------------------------
Health Care Providers & Services  5.2%
     112,850   American Healthways, Inc.(a)                                3,062,749
     373,500   Omnicare, Inc.                                              9,669,915
     102,700   Priority Healthcare Corp.(a)                                2,671,227
     132,400   PSS World Medical, Inc.(a)                                  1,297,520
     262,100   Renal Care Group, Inc.(a)                                   8,596,880
     188,708   Triad Hospitals, Inc.(a)                                    6,487,781
                                                                      --------------
                                                                          31,786,072

    See Notes to Financial Statements                                     11

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  3.2%
     218,300   Jack in the Box, Inc.(a)                               $    6,472,595
     320,600   Speedway Motorsports, Inc.(a)                               9,140,306
     282,600   The Steak n Shake Co.(a)                                    3,970,530
                                                                      --------------
                                                                          19,583,431
-------------------------------------------------------------------------------------
Household Durables  1.8%
     586,300   Applica, Inc.(a)                                            5,042,180
      72,200   Furniture Brands International, Inc.(a)                     2,631,690
     140,600   Tupperware Corp.                                            3,198,650
                                                                      --------------
                                                                          10,872,520
-------------------------------------------------------------------------------------
Industrial Conglomerates  2.1%
     215,500   Pentair, Inc.                                               9,691,035
      63,300   Roper Industries, Inc.                                      3,148,542
                                                                      --------------
                                                                          12,839,577
-------------------------------------------------------------------------------------
Insurance  4.0%
     148,927   AmerUs Group Co.                                            5,726,243
      32,200   Markel Corp.(a)                                             6,553,022
     323,100   Max Re Capital Ltd. (Bermuda)                               5,234,220
     117,000   StanCorp Financial Group, Inc.                              6,435,000
       2,600   White Mountains Insurance Group Ltd.                          898,040
                                                                      --------------
                                                                          24,846,525
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.3%
   1,750,000   Student Advantage, Inc.(a)                                  1,660,750
-------------------------------------------------------------------------------------
Internet Software & Services  1.2%
     204,300   I-many, Inc.(a)                                             1,013,328
     265,000   IONA Technologies PLC ADR(a)                                4,486,450
     548,100   Vitria Technology, Inc.(a)                                  2,164,995
                                                                      --------------
                                                                           7,664,773
-------------------------------------------------------------------------------------
IT Consulting & Services  0.8%
     509,500   Answerthink, Inc.(a)                                        3,316,845
      44,400   Cognizant Technology Solutions Corp.(a)                     1,869,240
                                                                      --------------
                                                                           5,186,085

    12                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Leisure Equipment & Products  1.0%
     694,100   Concord Camera Corp.(a)                                $    6,253,841
-------------------------------------------------------------------------------------
Machinery  3.9%
     201,850   CLARCOR, Inc.                                               6,459,200
     246,500   Flowserve Corp.(a)                                          7,890,465
     116,800   Graco, Inc.                                                 4,771,280
     181,735   Robbins & Myers, Inc.                                       4,970,452
                                                                      --------------
                                                                          24,091,397
-------------------------------------------------------------------------------------
Media  4.2%
     416,900   Alliance Atlantis Communications, Inc.(a)                   4,702,632
      54,400   Entercom Communications Corp.(a)                            2,984,928
     453,100   Entravision Communications Corp. Class A(a)                 6,705,880
   1,400,700   Imax Corp.(a)                                               6,569,283
     232,800   Insight Communications Co., Inc.(a)                         4,877,160
                                                                      --------------
                                                                          25,839,883
-------------------------------------------------------------------------------------
Metals & Mining  1.4%
     455,500   Stillwater Mining Co.(a)                                    8,586,175
-------------------------------------------------------------------------------------
Multiline Retail  1.4%
     622,500   Big Lots, Inc.(a)                                           8,746,125
-------------------------------------------------------------------------------------
Networking Products  0.6%
     919,900   Enterasys Networks, Inc.                                    3,891,177
-------------------------------------------------------------------------------------
Oil & Gas  2.3%
     265,900   Encore Aquisition Co.(a)                                    3,922,025
     109,100   Newfield Exploration Co.(a)                                 4,035,609
      80,600   Remington Oil & Gas Corp.(a)                                1,624,896
     223,300   Swift Energy Co.(a)                                         4,399,010
                                                                      --------------
                                                                          13,981,540
-------------------------------------------------------------------------------------
Pharmaceuticals  0.5%
     425,300   Impax Laboratories, Inc.(a)                                 2,951,582

    See Notes to Financial Statements                                     13

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate  3.4%
      85,700   Alexandria Real Estate Equities, Inc.                  $    3,822,220
      56,300   CenterPoint Properties Corp.                                3,043,015
     176,900   Cousins Properties, Inc.                                    4,608,245
     124,900   Kilroy Realty Corp.                                         3,523,429
     190,500   Liberty Property Trust                                      6,143,625
                                                                      --------------
                                                                          21,140,534
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.0%
     112,100   Genesis Microchip, Inc.(a)                                  2,914,600
     172,100   GlobespanVirata, Inc.(a)                                    2,567,732
     114,600   Monolithic System Technology, Inc.(a)                       1,317,900
     487,600   Oak Technology, Inc.(a)                                     7,255,488
     231,000   Power Integrations, Inc.(a)                                 4,400,550
                                                                      --------------
                                                                          18,456,270
-------------------------------------------------------------------------------------
Software  3.3%
      97,100   Documentum, Inc.(a)                                         2,471,195
     433,500   J.D. Edwards & Co.(a)                                       7,820,340
      91,400   Manhattan Associates, Inc.(a)                               3,482,340
     125,500   MRO Software, Inc.(a)                                       1,561,220
     135,900   Networks Associates, Inc.(a)                                3,288,780
     578,900   Visual Networks, Inc.(a)                                    1,701,966
                                                                      --------------
                                                                          20,325,841
-------------------------------------------------------------------------------------
Specialty Retail  4.4%
     220,600   Abercrombie & Fitch Co. Class A(a)                          6,794,480
     173,700   Advanced Auto Parts, Inc.(a)                                7,990,200
     138,500   GameStop Corp.(a)                                           2,797,700
     102,100   Pier 1 Imports, Inc.                                        2,102,239
     196,900   Ross Stores, Inc.                                           7,448,727
                                                                      --------------
                                                                          27,133,346
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  2.4%
     345,500   AirGate PCS, Inc.(a)                                        4,837,000
     414,100   UbiquiTel, Inc.(a)                                          1,014,545

    14                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     493,200   US Unwired, Inc. Class A(a)                            $    2,722,464
     713,900   Western Wireless Corp.(a)                                   6,239,486
                                                                      --------------
                                                                          14,813,495
                                                                      --------------
               Total common stocks (cost $525,825,847)                   586,320,220
                                                                      --------------
WARRANT
     875,000   Student Advantage, Inc.
                Expires May 1, 2005(a)
                (cost $0)                                                     65,669
                                                                      --------------
               Total long-term investments (cost $525,825,847)           586,385,889
                                                                      --------------
SHORT-TERM INVESTMENT  5.2%
Principal Amount
(000)
------------------------------------------------------------------------------------------
Mutual Fund  5.2%
$     31,983   Prudential Core Investment Fund -
                Taxable Money Market Series (Note 3)
                (cost $31,982,816)                                        31,982,816
                                                                      --------------
               Total Investments  100.4%
                (cost $557,808,663; Note 5)                              618,368,705
               Liabilities in excess of other assets  (0.4%)              (2,204,231)
                                                                      --------------
               Net Assets  100%                                       $  616,164,474
                                                                      --------------
                                                                      --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt.
PLC--Public Limited Company (British Corporation).
(a) Non-income producing security.
    See Notes to Financial Statements                                     15

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $557,808,663)                           $618,368,705
Receivable for investments sold                                        7,972,738
Receivable for Fund shares sold                                          858,328
Dividends and interest receivable                                        307,823
Prepaid expenses                                                          10,300
                                                                   --------------
      Total assets                                                   627,517,894
                                                                   --------------
LIABILITIES
Payable for investments purchased                                      7,606,763
Payable for Fund shares reacquired                                     2,178,490
Accrued expenses                                                         973,016
Management fee payable                                                   355,376
Distribution fee payable                                                 220,606
Payable to custodian                                                      19,075
Deferred directors' fees                                                      94
                                                                   --------------
      Total liabilities                                               11,353,420
                                                                   --------------
NET ASSETS                                                          $616,164,474
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $    391,752
   Paid-in capital in excess of par                                  548,704,724
                                                                   --------------
                                                                     549,096,476
   Net investment loss                                                (2,126,968)
   Accumulated net realized gain on investments                        8,634,924
   Net unrealized appreciation on investments                         60,560,042
                                                                   --------------
Net assets, March 31, 2002                                          $616,164,474
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($324,160,137 / 19,877,920 shares of common stock issued
      and outstanding)                                                    $16.31
   Maximum sales charge (5% of offering price)                               .86
                                                                   --------------
   Maximum offering price to public                                       $17.17
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($161,809,672 / 11,238,927 shares of common stock
      issued and outstanding)                                             $14.40
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share
      ($23,956,945 / 1,664,009 shares of common stock issued
      and outstanding)                                                    $14.40
   Sales charge (1% of offering price)                                       .14
                                                                   --------------
   Offering price to public                                               $14.54
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($106,237,720 / 6,394,361 shares of common stock
      issued and outstanding)                                             $16.61
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     17

       Prudential Small Company Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                        $  1,734,308
   Interest                                                              334,515
                                                                   --------------
      Total income                                                     2,068,823
                                                                   --------------
Expenses
   Management fee                                                      1,982,366
   Distribution fee--Class A                                             373,629
   Distribution fee--Class B                                             758,576
   Distribution fee--Class C                                             108,134
   Transfer agent's fees and expenses                                    642,000
   Reports to shareholders                                               178,000
   Custodian's fees and expenses                                          59,000
   Registration fees                                                      44,000
   Legal fees and expenses                                                25,000
   Audit fee                                                              12,000
   Directors' fees                                                         8,000
   Miscellaneous                                                           5,086
                                                                   --------------
      Total expenses                                                   4,195,791
                                                                   --------------
Net investment loss                                                   (2,126,968)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                          21,960,897
Net change in unrealized depreciation on investments                 111,639,125
                                                                   --------------
Net gain on investments                                              133,600,022
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $131,473,054
                                                                   --------------
                                                                   --------------

    18                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months             Year
                                                   Ended               Ended
                                               March 31, 2002    September 30, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $  (2,126,968 )     $   (3,762,790)
   Net realized gain on investment
      transactions                                21,960,897           27,179,082
   Net change in unrealized appreciation
      (depreciation) on investments              111,639,125          (91,988,237)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                  131,473,054          (68,571,945)
                                               --------------    ------------------
Fund share transactions (Note 6)
   (net of share conversions)
   Net proceeds from shares sold                  88,269,461          224,948,862
   Cost of shares reacquired                     (97,087,780 )       (278,777,868)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                          (8,818,319 )        (53,829,006)
                                               --------------    ------------------
      Total increase (decrease)                  122,654,735         (122,400,951)
NET ASSETS
Beginning of period                              493,509,739          615,910,690
                                               --------------    ------------------
End of period                                  $ 616,164,474       $  493,509,739
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     19

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Small Company Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    Investments traded on a national securities
exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    20

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of any
net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investment Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
                                                                          21

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2002.

      PIMS has advised the Fund that it received approximately $69,800 and $5,200 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2002 , it received approximately $133,000 and $917 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended March 31, 2002, the amounts of the commitment were as follows: $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2002 the Fund incurred fees of approximately $499,000 for the services of PMFS. As of March 31, 2002 approximately $82,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed
    22

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

by PI. During the six months ended March 31, 2002, the Fund earned income of $190,396 from the Series by investing its excess cash, of which approximately $12,911 is receivable at March 31, 2002.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2002 were $220,347,394 and $243,951,257, respectively.

Note 5. Distributions and Tax Information
As of September 30, 2001, the Fund had a capital loss carryforward for tax purposes of approximately $11,831,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of March 31, 2002 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $558,794,099       $124,665,397      $(65,090,791)       $59,574,606

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares.
                                                                          23

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2002:
Shares sold                                                   3,473,886    $  50,974,956
Shares reacquired                                            (4,288,148)     (63,398,392)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (814,262)     (12,423,436)
Shares issued upon conversion from Class B                      467,663        7,250,329
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (346,599)   $  (5,173,107)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                  10,031,929    $ 142,230,061
Shares reacquired                                           (11,891,484)    (168,388,091)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,859,555)     (26,158,030)
Shares issued upon conversion from Class B                    1,987,502       27,749,512
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   127,947    $   1,591,482
                                                            -----------    -------------
                                                            -----------    -------------
Class B
Six months ended March 31, 2002:
Shares sold                                                   1,010,663    $  13,571,682
Shares reacquired                                              (928,065)     (12,317,860)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     82,598        1,253,822
Shares reacquired upon conversion into Class A                 (528,922)      (7,250,329)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (446,324)   $  (5,996,507)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                   1,991,217    $  25,046,850
Shares reacquired                                            (3,426,408)     (43,007,435)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,435,191)     (17,960,585)
Shares reacquired upon conversion into Class A               (2,234,084)     (27,749,512)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,669,275)   $ (45,710,097)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                     254,063    $   3,415,224
Shares reacquired                                              (245,889)      (3,279,036)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                     8,174    $     136,188
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                     940,758    $  11,816,134
Shares reacquired                                              (768,066)      (9,591,596)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   172,692    $   2,224,538
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2002:
Shares sold                                                   1,303,317    $  20,307,599
Shares reacquired                                            (1,176,577)     (18,092,492)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   126,740    $   2,215,107
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                   3,167,531    $  45,855,817
Shares reacquired                                            (4,065,704)     (57,790,746)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (898,173)   $ (11,934,929)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  12.84
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investment
   transactions                                                           3.51
                                                                  ----------------
      Total from investment operations                                    3.47
                                                                  ----------------
Less distributions
Distributions from net realized gains                                       --
                                                                  ----------------
Net asset value, end of period                                        $  16.31
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(b):                                              27.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $324,160
Average net assets (000)                                              $299,724
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.29%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.04%(c)
   Net investment income (loss)                                           (.56)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                     41%

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total investment return of shares does not consider effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  14.52             $  12.54             $  13.79             $  18.95             $  15.30
----------------     ----------------     ----------------     ----------------     ----------------
        (.06)                 .01                 (.01)                  --                  .02
       (1.62)                1.97                  .29                (3.31)                6.06
----------------     ----------------     ----------------     ----------------     ----------------
       (1.68)                1.98                  .28                (3.31)                6.08
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)               (2.43)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.84             $  14.52             $  12.54             $  13.79             $  18.95
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (11.57)%              15.70%                1.48%              (18.90)%              45.92%
    $259,762             $291,869             $319,779             $365,431             $412,980
    $286,251             $284,681             $360,707             $443,189             $287,894
        1.31%                1.37%                1.27%                1.17%                1.21%
        1.06%                1.12%                1.02%                 .92%                 .96%
        (.45)%                .04%                (.09)%                 --                  .15%
          83%                  92%                  39%                  36%                  58%

    See Notes to Financial Statements                                     27

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  11.38
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.09)
Net realized and unrealized gain (loss) on investment
   transactions                                                           3.11
                                                                  ----------------
      Total from investment operations                                    3.02
                                                                  ----------------
Less distributions
Distributions from net realized gains                                       --
                                                                  ----------------
Net asset value, end of period                                        $  14.40
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(b):                                              26.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $161,810
Average net assets (000)                                              $152,132
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   2.04%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.04%(c)
   Net investment income (loss)                                          (1.31)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total investment return of shares does not consider effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  12.97             $  11.28             $  12.63             $  17.64             $  14.49
----------------     ----------------     ----------------     ----------------     ----------------
        (.15)                (.08)                (.10)                (.12)                (.09)
       (1.44)                1.77                  .28                (3.04)                5.67
----------------     ----------------     ----------------     ----------------     ----------------
       (1.59)                1.69                  .18                (3.16)                5.58
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)               (2.43)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.38             $  12.97             $  11.28             $  12.63             $  17.64
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (12.26)%              14.88%                 .74%              (19.52)%              44.91%
    $132,990             $199,149             $335,013             $514,159             $645,579
    $167,639             $250,061             $444,747             $678,462             $443,761
        2.06%                2.12%                2.02%                1.92%                1.96%
        1.06%                1.12%                1.02%                 .92%                 .96%
       (1.21)%              (0.69)%               (.82)%               (.75)%               (.60)%

    See Notes to Financial Statements                                     29

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  11.38
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.09)
Net realized and unrealized gain (loss) on investment
   transactions                                                           3.11
                                                                      --------
      Total from investment operations                                    3.02
                                                                      --------
Less distributions
Distributions from net realized gains                                       --
                                                                      --------
Net asset value, end of period                                        $  14.40
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(b):                                              26.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 23,957
Average net assets (000)                                              $ 21,686
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   2.04%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.04%(c)
   Net investment loss                                                   (1.31)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total investment return of shares does not consider effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  12.97             $  11.28             $  12.63             $  17.64             $  14.49
    --------             --------             --------             --------             --------
        (.15)                (.08)                (.10)                (.12)                (.09)
       (1.44)                1.77                  .28                (3.04)                5.67
    --------             --------             --------             --------             --------
       (1.59)                1.69                  .18                (3.16)                5.58
    --------             --------             --------             --------             --------
          --                   --                (1.53)               (1.85)               (2.43)
    --------             --------             --------             --------             --------
    $  11.38             $  12.97             $  11.28             $  12.63             $  17.64
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (12.26)%              14.88%                 .74%              (19.52)%              44.91%
    $ 18,847             $ 19,236             $ 25,207             $ 26,804             $ 22,049
    $ 19,433             $ 20,159             $ 27,813             $ 29,259             $  8,762
        2.06%                2.12%                2.02%                1.92%                1.96%
        1.06%                1.12%                1.02%                 .92%                 .96%
       (1.21)%               (.70)%               (.83)%               (.75)%               (.60)%

    See Notes to Financial Statements                                     31

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  13.07
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.02)
Net realized and unrealized gain (loss) on investment
   transactions                                                           3.56
                                                                  ----------------
      Total from investment operations                                    3.54
                                                                  ----------------
Less distributions
Distributions from net realized gains                                       --
                                                                  ----------------
Net asset value, end of period                                        $  16.61
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(b):                                              27.08
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $106,238
Average net assets (000)                                              $ 94,404
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.04%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.04%(c)
   Net investment income (loss)                                           (.31)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                      Year Ended September 30,
----------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  14.74             $  12.70             $  13.92             $  19.04             $  15.32
    --------         ----------------     ----------------     ----------------     ----------------
        (.03)                 .04                  .02                  .04                  .06
       (1.64)                2.00                  .29                (3.31)                6.09
    --------         ----------------     ----------------     ----------------     ----------------
       (1.67)                2.04                  .31                (3.27)                6.15
    --------         ----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)               (2.43)
    --------         ----------------     ----------------     ----------------     ----------------
    $  13.07             $  14.74             $  12.70             $  13.92             $  19.04
    --------         ----------------     ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------     ----------------
      (11.33)%              15.97%                1.70%              (18.58)%              46.38%
    $ 81,911             $105,656             $105,355             $125,770             $151,215
    $ 99,657             $ 98,623             $131,013             $154,623             $ 97,310
        1.06%                1.12%                1.02%                 .92%                 .96%
        1.06%                1.12%                1.02%                 .92%                 .96%
        (.21)%                .29%                 .16%                 .25%                 .40%

    See Notes to Financial Statements                                     33

Prudential Small Company Fund, Inc.


Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
          www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

      www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq      CUSIP
  Class A       PGOAX     743968109
  Class B       CHNDX     743968208
  Class C       PSCCX     743968307
  Class Z       PSCZX     743968406

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2002, were not audited and, accordingly, no auditors' opinion is expressed on them.

(LOGO)

Fund Symbols    Nasdaq       CUSIP
  Class A       PGOAX      743968109
  Class B       CHNDX      743968208
  Class C       PSCCX      743968307
  Class Z       PSCZX      743968406

MF109E2    IFS-A070976

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.